Series Number:  1
For period ending 5/31/12

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Over $2 billion 0.900%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                13,149
                                Institutional Class            1,737
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,045
        C Class                                                 0
                                R Class                                                                                 3

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1098
                               Institutional Class                                                      $0.1494
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0598
        C Class                                            $0.0000
        R Class                                                      $0.0102

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           116,305
                              Institutional Class     12,499

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   17,914
                                    C Class                                                             249
R Class                              224

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.53
                                Institutional Class  $9.49

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.58
                                    C Class                                                            $9.46
R Class                            $9.67

Series Number:  2
For period ending 5/31/12

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                128
                                Institutional Class            158

2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 0
                                C Class                                                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0019
                               Institutional Class                                                      $0.0211

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0000
        C Class                                                      $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           63,671
                              Institutional Class     6,210

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   295
                                    C Class                                                              11
R Class                              28

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.78
                                Institutional Class  $8.88

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.56
                                    C Class                                                            $8.60
R Class                            $8.70

Series Number:  3
For period ending 5/31/12

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

72DD).  1. Total income dividends for which record date passed during the period
                          Investor Class                   0
  Institutional Class            51

2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 0
                                C Class                                                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                              Investor Class                                           $0.0000
                               Institutional Class                                                      $0.0148

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0000
        C Class                                                      $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           56,370
                              Institutional Class     3,377

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,886
                                    C Class                                                              508
R Class                              96

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.29
                                Institutional Class  $7.46

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.07
                                    C Class                                                            $6.73
R Class                            $7.20

Series Number:  4
For period ending 5/31/12

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,028
                                Institutional Class                195
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 14
        C Class                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0278
                               Institutional Class                                                      $0.0466
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0043
        C Class                                            $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           37,916
                              Institutional Class     4,054

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,254
                                    C Class                                                              440
R Class                              104

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.86
                                Institutional Class  $8.94

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.74
                                    C Class                                                            $8.17
R Class                            $8.74

Series Number:  7
For period ending 5/31/12

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           13,540
                              Institutional Class     6

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  247
                                    C Class                                                              22
R Class                              21

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.09
                                Institutional Class  $6.14

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.08
                                    C Class                                                            $6.03
R Class                            $6.08

Series Number:  9
For period ending 5/31/12

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.00%
Over $2 billion 0.900%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                190
        Institutional                                           5

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 232
                                C Class                                                                                 10
                                R Class                                                                                 3

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1321
         Institutional Class                                           $0.1467
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1138
        C Class                                                      $0.0591
        R Class                                                      $0.0956

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            1,427
        Institutional Class     44

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,025
C Class                              180
                                    R Class                                                              38

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.16
Institutional                             $6.15

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.19
                                    C Class                                                            $6.19
R Class                            $6.17